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                                                                    EXHIBIT 99.4

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                      YOU MAY VOTE TOLL-FREE BY TELEPHONE
                              OR ON THE INTERNET
                    (OR BY COMPLETING THE PROXY CARD BELOW
                          AND RETURNING IT BY MAIL)


               TO VOTE BY TELEPHONE OR INTERNET, USE THE CONTROL
                            NUMBER IN THE BOX BELOW


        Call Toll-Free                               To vote by internet,
  on a Touch-Tone Telephone                      have this form available and
24 hours a day, 7 days a week                       follow the directions
        1-866-361-3798                                  when you visit:
Have this form available when
you call the toll-free number.                       www.proxyvotenow.com/
Then, enter your control number
and follow the simple prompts.
                                                       CONTROL NUMBER FOR
                                                   TELEPHONIC/INTERNET VOTING
                                                        +--------------+
                                                        |              |
                                                        |              |
                                                        +--------------+


      Do not return this card if you have voted by telephone or internet.

                             Fold and detach here

                                                                     [BAR CODE]
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                      QUORUM HEALTH GROUP, INC.                      PROXY
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         Proxy for Special Meeting of Stockholders on [________], 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James E. Dalton, Jr. and Ashby Q. Burks proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Quorum Health Group, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of Quorum Health Group, Inc. to be held at the [___________________] on [________], 2001 at [_________], local time, and any adjournments or postponements thereof, as indicated on the proposals described in the Joint Proxy Statement, and all other matters properly coming before the Special Meeting of Stockholders of Quorum Health Group, Inc., or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.


                                        ----------------------------------------
                                        Signature(s)


                                        ----------------------------------------
                                        Signature(s)


                                        Date:                             , 2001
                                              ----------------------------

                                        Please sign exactly as your name or
                                        names appear hereon.  For joint
                                        accounts, both owners should sign. When signing as executor, administrator, attorney, trustee or guardian, etc. please give your full title.
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================================ADMISSION CARD==================================

                           Quorum Health Group, Inc.
                        Special Meeting of Stockholders
                          [    ],  2001- [    ] X.m.



                Please bring this card to the Special Meeting.
      It will expedite your admittance when presented upon your arrival.

                     [______ NAME OF MEETING SITE_______]
                      [_____ADDRESS OF MEETING SITE____]
                   [   CITY, STATE ZIP CODE OF MEETING SITE]
================================================================================

                      /\  PLEASE FOLD AND DETACH HERE  /\











      \/  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.  \/
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PROXY                    QUORUM HEALTH GROUP, INC.                     PROXY
-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. PLEASE MARK VOTE IN
                                         ---
BOX IN THE FOLLOWING MANNER [X] USING DARK INK ONLY. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
              ---

     AUTHORIZATION AND ADOPTION of the Agreement and Plan of Merger, dated as of October 18, 2000, by and between Quorum Health Group, Inc., a Delaware corporation, and Triad Hospitals, Inc., a Delaware corporation, and the merger thereunder.

                    [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

[ ] Mark here if you plan to attend the Special Meeting.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.